UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2024

Graco Inc.
(Exact name of registrant as specified in charter)

Minnesota	001-09249	41-0285640
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

88 – 11th Avenue Northeast
Minneapolis,	Minnesota	55413
(Address of principal executive offices)		(Zip Code)

(612)	623-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 26, 2024, Lee R. Mitau and R. William Van Sant retired from the Board of Directors (the “Board”) of Graco Inc. (the “Company”). Mr. Mitau reached age 75 in October 2023, and therefore retired from the Board effective as of the Company’s Annual Meeting of Shareholders held on April 26, 2024 (the “Annual Meeting”), in accordance with the retirement standards set forth in the Company’s Corporate Governance Guidelines. Mr. Van Sant, whose current term as a director on the Board expired as of the Annual Meeting, did not stand for re-election at the Annual Meeting.

Amended and Restated 2019 Stock Incentive Plan

On April 26, 2024, the Company’s shareholders approved and adopted the Amended and Restated 2019 Stock Incentive Plan (the “Amended 2019 Plan”). The Amended 2019 Plan was adopted by the Board in February 2024, subject to the approval of the Company’s shareholders, and became effective with such shareholder approval on April 26, 2024.

The Company previously adopted the 2019 Plan, which was approved by the Company’s shareholders on April 26, 2019. The material terms of the Amended 2019 Plan are consistent with the material terms of the 2019 Plan, provided that the Amended 2019 Plan increases the number of shares available for issuance under the plan by 5,000,000 and extends the term of the plan to April 26, 2034.

A description of the terms of the Amended 2019 Plan can be found in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 13, 2024 (the “2024 Proxy Statement”) under Proposal 4: Approval of the Amended and Restated 2019 Stock Incentive Plan, which description is incorporated by reference herein.

The foregoing description and the description incorporated by reference from the 2024 Proxy Statement are qualified in their entirety by reference to the Amended 2019 Plan, which is attached to the 2024 Proxy Statement as Appendix A.
Item 5.07     Submission of Matters to a Vote of Security Holders.
On April 26, 2024, the Company held its Annual Meeting. Set forth below are the final voting results on each matter submitted to a vote of security holders at the Annual Meeting. Each proposal is described in detail in the 2024 Proxy Statement.
Proposal 1
The following directors were elected to serve for three-year terms:

Name	For	Against	Abstain	Broker Non-Votes
Heather L. Anfang	138,350,944	1,977,656	93,745	9,595,860
Archie C. Black	125,102,171	15,201,097	119,077	9,595,860
Brett C. Carter	127,975,731	12,343,475	103,139	9,595,860

Proposal 2

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2024 was ratified:

For	Against	Abstain
140,113,716	9,660,446	244,043

Proposal 3

Shareholders approved, on an advisory basis, the compensation paid to our Named Executive Officers as disclosed in the 2024 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
125,577,049	14,561,231	284,065	9,595,860

Proposal 4

Shareholders approved, the Graco Inc. Amended and Restated 2019 Incentive Plan.

For	Against	Abstain	Broker Non-Votes
129,931,724	10,297,931	192,690	9,595,860

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits

10.1    Graco Inc. Amended and Restated 2019 Stock Incentive Plan (Incorporated by reference to Appendix A to the Company’s proxy statement for the Annual Meeting of Shareholders held on April 26, 2024).

104    Cover Page Interactive Data File (included within the Inline XBRL document).

Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    GRACO INC.

Date:	April 26, 2024	By:	/s/ Joseph James Humke______________________
Joseph James Humke
Its: Executive Vice President, General Counsel and Corporate Secretary